Exhibit 10.1(b)

SECOND AMENDMENT TO THE MANAGEMENT AGREEMENT

This SECOND AMENDMENT (this “Amendment”) to the MANAGEMENT AGREEMENT made as of the 22nd day of May, 1995, and as amended on March 1, 1999, among SMITH BARNEY FUTURES MANAGEMENT LLC, a Delaware limited liability company (“SBFM”), SMITH BARNEY TIDEWATER FUTURES FUND L.P., a New York limited partnership (the “Partnership”), CHESAPEAKE CAPITAL CORPORATION, an Illinois corporation (the “Advisor”) and SFG GLOBAL INVESTMENTS, INC., a Delaware corporation (“SFG”) is made as of April 1, 2001 by and among SBFM, the Partnership and the Advisor.

W I T N E S S E T H:

WHEREAS, SBFM has reorganized as a Delaware limited liability company; and

WHEREAS, at the commencement of trading the Partnership’s general partner was SBFM; and

WHEREAS, from March 1, 1999 through April 1, 2001, SFG was the Partnership’s general partner and SBFM was the Partnership’s trading manager; and

WHEREAS, SBFM has been re-elected general partner of the Partnership as of April 1, 2001 and SFG withdrew as general partner of the Partnership as of that date; and

WHEREAS, SBFM has withdrawn as trading manager of the Partnership and the Trading Manager Agreement between SFG and SBFM has been terminated; and

WHEREAS, SBFM and the Advisor entered into a management agreement dated May 22, 1995 and entered into an amendment to that management agreement dated March 1, 1999 (as amended, the “Management Agreement”); and

WHEREAS, SBFM and the Advisor wish to continue the Management Agreement.

NOW, therefore, the parties agree as follows:

1.  SFG shall no longer be a party to the Management Agreement after the effective date of this Amendment, notwithstanding any provision of the Management Agreement that expressly survives termination thereof.

2.  All references in the Management Agreement to the General Partner after the effective date of this Amendment shall refer to SBFM.

3.  All references in the Management Agreement to SBFM after the effective date of this amendment shall refer to SBFM in its capacity as General Partner to the Partnership.

4.  The reference to the General Partner in the final sentence of paragraph 5(b) shall be deleted.

5.  The reference to “corporation” in paragraph 7(b)(ii) shall be deleted and replaced with “limited liability company”.

6.  The reference to “corporate” in paragraph 7(b)(ii) shall be deleted and replaced with “limited liability company”.

7.  The reference in paragraph 7(b)(v) to the “Trading Manager” shall be deleted and replaced with “General Partner”.

8.  The reference in paragraph 7(b)(vi) to “commodity trading advisor” shall be deleted and replaced with “commodity pool operator”.

9.  The following paragraph 7(b)(vii) shall be added:

“(vii)

The Partnership is a limited partnership duly organized and validly existing under the laws of the State of New York and has full limited partnership power and authority to enter into this Agreement and to perform its obligations under this Agreement.”

10.  Paragraph 7(c) shall be deleted in its entirety.

11.  In all other respects the Management Agreement remains unchanged.

THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, this Amendment has been executed for and on behalf of the undersigned as of the day and year first above written.

SMITH BARNEY FUTURES MANAGEMENT LLC

By:	/s/ David J. Vogel
	Name:	David J. Vogel
	Title:	President

SMITH BARNEY TIDEWATER FUTURES FUND L.P.
BY: SMITH BARNEY FUTURES MANAGEMENT LLC

By:	/s/ David J. Vogel
	Name:	David J. Vogel
	Title:	President

CHESAPEAKE CAPITAL CORPORATION

By:	/s/ John M. Hoade
	Name:	John M. Hoade
	Title:	President